Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events
Subsequent events
30.	Subsequent events

On March 6, 2024, the Securities and Exchange Commission (SEC) declared that the Form F-4 of the Company was effective. As a result, the Company is now registered at the SEC. Such registration is part of the listing migration of the Vitru group from NASDAQ to B3 (the Brazilian Stock Exchange), a process that was started in 2023 as duly announced by the Company, through which the Company will incorporate the parent company Vitru Limited.

On April 19, 2024, the Company’s parent company, Vitru Limited, approved at an extraordinary shareholders’ meeting the terms of its merger into the Company, which will become the new holding of Vitru Group. On the same date, the merger was approved by the Company at an Extraordinary Shareholders’ Meeting, which also approved other matters of interest, including the grouping of the Company’s book-entry common shares without par value, the increase in its share capital and also the issuance of subscription warrants. Under the terms of Article 125 of the Civil Code, the completion of the merger is subject to the satisfaction of a suspensive condition, as approved at the Extraordinary Shareholders’ Meeting.

In due time, the Company will issue new notices to confirm the satisfaction of the suspensive condition, the date on which the Merger will be completed, and therefore the date on which the Company’s Shares will be traded on the Novo Mercado (New Market) segment of B3 S.A. - Brasil, Bolsa, Balcão (“B3”), under the trading name “VITRUEDUCA” and the ticker symbol “VTRU3”.

General Merger Conditions

Subject to the terms and conditions in the merger documents approved at the Company’s EGM, as well as approved within the scope of EGM Vitru Limited, upon consummation of the Merger, the Company’s Shares will start to be held by the shareholders of Vitru Limited, which will receive, upon Merger, 4 Company’s shares for each 1 common share of Vitru Limited (“Parent’s Shares”) held by them, upon completion of the applicable forms to be made available at the beginning of the period for answer by the Parent’s current shareholders, and compliance with applicable requirements. However, if they do not provide a valid answer and/or do not adopt other necessary measures to directly receive the Company’s Shares, each holder of the Parent’s Shares will receive, for each Controlling Share held by it, 4 securities deposit receipt in the United States (American Depositary Shares, or “ADSs”) of the Company evidenced by American Depositary Receipts (“ADRs”), each ADS representing 1 Company’s Share (“Exchange Ratio”). There will no fractions of shares issued by the Company.

ADR Program

Additionally, the Company approved, at the Merger General Meeting (EGM), the creation of a temporary sponsored ADR program. The ADR Program will remain effective for 60 days counted from the implementation of the Merger. During this period, the holders of the Company's ADSs may choose, with the depositary institution responsible for the ADR Program, to receive the equivalent to their ADSs in Company’s Shares. Upon the end of the validity period of the ADR Program, the depositary institution will discontinue the services related to the ADSs, and thereafter, as soon as possible, it will make reasonable efforts to sell the Company’s Shares underlying the ADSs and distribute any proceeds to the respective holders of the ADSs, less applicable expenses.